                                                                    EXHIBIT 99.9

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               HSBC BANK USA, N.A.
                                    TRUSTEE

                                  MAY 17, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

LTV :                      FIXED $    FIXED %     2/28 $    2/28 %    3/27 $    3/27 %    5/25 $    5/25 %  OTHER ARM $  OTHER ARM %
-----                      -------    -------     ------    ------    ------    ------    ------    ------  -----------  -----------
BELOW 70.01              11,697,622    22.11    33,787,981  63.87   2,743,106    5.19    4,097,544   7.75     577,654       1.09
70.01 TO 75               3,629,332     9.58    31,383,034  82.80   1,212,868    3.20    1,284,834   3.39     393,134       1.04
75.01 TO 80              16,954,168     4.13   367,755,443  89.63   9,731,194    2.37   15,871,319   3.87        0          0.00
80.01 TO 85               5,959,039    10.80    45,022,918  81.59   1,771,143    3.21    2,431,447   4.41        0          0.00
85.01 TO 90              11,222,518    13.25    67,836,601  80.11   2,109,705    2.49    3,509,031   4.14        0          0.00
90.01 TO 95               9,410,910    16.86    43,865,249  78.56    860,645     1.54    1,697,520   3.04        0          0.00
95.01 TO 100             79,944,913    95.61    3,672,906    4.39       0        0.00        0       0.00        0          0.00
100.01 PLUS              138,818,503   17.79   593,324,132  76.02   18,428,662   2.36   28,891,694   3.70     970,788       0.12

FICO                      FIXED $    FIXED %     2/28 $     2/28 %    3/27 $    3/27 %    5/25 $    5/25 %  OTHER ARM $  OTHER ARM %
----                      -------    -------     ------     ------    ------    ------    ------    ------  -----------  -----------
BELOW 550                 2,561,405     7.35    29,993,894   86.04   878,871     2.52   1,425,307    4.09        0          0.00
550 TO 574                3,285,666     8.97    31,736,686   86.63  1,344,365    3.67    267,537     0.73        0          0.00
575 TO 599               11,240,321    14.49    60,778,049   78.34  2,598,222    3.35   2,962,754    3.82        0          0.00
600 TO 624               24,155,003    17.63   107,421,303   78.41  2,994,510    2.19   2,425,228    1.77        0          0.00
625 TO 649               25,422,477    17.32   111,540,988   75.98  4,522,187    3.08   5,319,317    3.62        0          0.00
650 TO 674               26,992,876    21.16    92,230,212   72.30  3,197,521    2.51   5,145,106    4.03        0          0.00
675 TO 699               18,449,796    20.82    62,683,054   70.72  1,515,741    1.71   5,012,756    5.66     970,788       1.10
700 PLUS                 26,710,958    20.33    96,939,946   73.80  1,377,245    1.05   6,333,689    4.82        0          0.00

PROPERTY TYPE:            FIXED $    FIXED %     2/28 $     2/28 %    3/27 $    3/27 %    5/25 $    5/25 %  OTHER ARM $  OTHER ARM %
--------------            -------    -------     ------     ------    ------    ------    ------    ------  -----------  -----------
SINGLE-FAMILY            99,171,756    18.18   413,953,288   75.89  12,363,606   2.27   19,557,356   3.59     393,134       0.07
PUD                      17,968,186    16.75    81,873,838   76.34  1,641,399    1.53    5,182,371   4.83     577,654       0.54
CONDO.                   11,102,876    16.64    51,039,446   76.50  1,700,855    2.55    2,877,257   4.31        0          0.00
2-4 FAMILY DET.           9,510,041    16.53    44,138,615   76.72  2,607,187    4.53    1,274,710   2.22        0          0.00
MANUFACTURED HOUSE        1,065,645    30.45    2,318,946    66.25   115,616     3.30        0       0.00        0          0.00

PURPOSE:                     FIXED $   FIXED %     2/28 $    2/28 %   3/27 $    3/27 %     5/25 $   5/25 %  OTHER ARM $  OTHER ARM %
--------                     -------   -------     ------    ------   ------    ------     ------   ------  -----------  -----------
PURCHASE                   78,825,931  19.04    314,161,696  75.87   7,435,011  1.80    12,659,294   3.06    970,788        0.23
REFINANCE RATE/TERM         8,036,402  22.70     23,860,853  67.39   1,347,379  3.81     2,164,103   6.11       0           0.00
CASH OUT REFI (COF) BELOW
  70.01 LTV                 9,559,450  21.99     28,881,434  66.44   2,226,079  5.12     2,806,031   6.45       0           0.00
COF WITH LTV 70.01 TO 75    3,228,147  10.83     24,541,615  82.30    763,441   2.56     1,284,834   4.31       0           0.00
COF WITH LTV 75.01 TO 80    8,572,640   7.69     96,218,176  86.27   3,157,907  2.83     3,587,155   3.22       0           0.00
COF WITH LTV 80.01 TO 85    4,037,868   9.46     34,741,639  81.42   1,628,515  3.82     2,261,800   5.30       0           0.00
COF WITH LTV '85.01 TO 90   7,798,787  13.98     44,261,334  79.36   1,051,879  1.89     2,658,706   4.77       0           0.00
COF WITH LTV '90.01 TO 95   4,823,717  15.54     23,920,035  77.08    818,451   2.64     1,469,771   4.74       0           0.00
COF WITH LTV 95.01 TO 100  13,935,561  83.58     2,737,351   16.42       0      0.00         0       0.00       0           0.00
COF WITH LTV 100.01 PLUS

OCCUPANCY STATUS:        FIXED $     FIXED %     2/28 $     2/28 %    3/27 $    3/27 %    5/25 $    5/25 %  OTHER ARM $  OTHER ARM %
-----------------        -------     -------     ------     ------    ------    ------    ------    ------  -----------  -----------
OWNER OCCUPIED          133,151,388   17.98   562,093,599   75.90   17,238,125   2.33   27,487,907   3.71     577,654       0.08
INVESTMENT               2,878,874    14.27    16,133,350   79.95    579,525     2.87     195,160    0.97     393,134       1.95
2ND HOME                 2,788,241    14.15    15,097,183   76.62    611,013     3.10    1,208,627   6.13        0          0.00

LOAN BALANCE              FIXED $    FIXED %     2/28 $     2/28 %    3/27 $    3/27 %    5/25 $    5/25 %  OTHER ARM $  OTHER ARM %
------------              -------    -------     ------     ------    ------    ------    ------    ------  -----------  -----------
BELOW 50,000             22,537,428   94.31    1,274,789     5.33     85,836     0.36        0       0.00        0          0.00
50,000.01 TO 100,000     49,271,713   65.14    24,843,977   32.85    842,090     1.11     679,552    0.90        0          0.00
100,000.01 TO 150,000    25,537,288   30.93    52,458,055   63.54   2,151,987    2.61    2,410,091   2.92        0          0.00
150,000.01 TO 200,000    14,081,914   17.16    61,968,602   75.52   3,777,215    4.60    2,230,472   2.72        0          0.00
200,000.01 TO 400,000    20,968,348    6.18   293,932,516   86.67   9,381,661    2.77   14,481,119   4.27     393,134       0.12
400,000.01 TO 500,000     3,570,655    4.02    80,308,861   90.45    892,356     1.00    4,020,822   4.53        0          0.00
500,000.01 TO 600,000     2,222,385    4.32    43,727,943   85.03    578,380     1.12    4,319,638   8.40     577,654       1.12
600,000.01 TO 1,000,000    628,772     1.70    34,809,389   94.32    719,138     1.95     750,000    2.03        0          0.00
1,000,000.01 AND ABOVE

LOAN TERM                 FIXED $    FIXED %     2/28 $     2/28 %    3/27 $    3/27 %    5/25 $    5/25 %  OTHER ARM $  OTHER ARM %
---------                 -------    -------     ------     ------    ------    ------    ------    ------  -----------  -----------
>30 YEARS                46,178,643    6.71   593,324,132   86.26   18,428,662   2.68   28,891,694   4.20     970,788        0.14
30 YEARS                   394,897    100.00       0         0.00       0        0.00        0       0.00        0           0.00
20 YEARS                  1,674,219   100.00       0         0.00       0        0.00        0       0.00        0           0.00
15 YEARS                 90,354,735   100.00       0         0.00       0        0.00        0       0.00        0           0.00
OTHER                      216,010    100.00       0         0.00       0        0.00        0       0.00        0           0.00

MH STRATIFICATION:
------------------
Total Balance                        3,500,206.05
% Pool Balance                               0.45
Ave. FICO                                     634
Ave. LTV                                    80.06
% Full Docs                                 71.74

SILENT SECONDS STRATIFICATION:
------------------------------
Total Balance                      362,337,628.67
% Pool Balance                              46.43
Ave. FICO                                     661
Ave. LTV                                    79.74
% Full Docs                                 40.76

2ND LIEN STRATIFICATION:
------------------------
Total Balance                       85,896,922.56
% Pool Balance                              11.01
Ave. FICO                                     661
% Full Docs                                 41.43

LTV ABOVE 90 STRATIFICATION:
----------------------------
Total Balance                      139,452,143.42
% Pool Balance                              17.87
Ave. FICO                                     652
Ave. LTV                                    97.81
% Full Docs                                 53.43

DOCUMENTATION TYPE        FIXED $    FIXED %     2/28 $     2/28 %    3/27 $    3/27 %    5/25 $    5/25 %  OTHER ARM $  OTHER ARM %
------------------        -------    -------     ------     ------    ------    ------    ------    ------  -----------  -----------
FULL DOCUMENTATION       67,618,407   18.21   279,460,129   75.24   8,860,181   2.39     15,481,391   4.17      0           0.00
STREAMLINED
  DOCUMENTATION          39,617,552   21.56   137,841,527   75.02   2,948,516   1.60      3,339,281   1.82      0           0.00
LIMITED
  DOCUMENTATION          15,133,022   14.35    81,630,069   77.41   1,753,099   1.66      6,541,803   6.20   393,134        0.37
LITE DOCUMENTATION        4,462,375   15.56    22,522,090   78.54    115,789    0.40      1,577,131   5.50      0           0.00
STATED DOCS WITH
  LTV BELOW 70            4,265,005   22.43    12,190,626   64.11   1,249,907   6.57       732,973    3.85   577,654        3.04
STATED DOCS WITH
  LTV 70.01 TO 75         1,799,007   12.42    12,120,472   83.69    563,916    3.89          0       0.00      0           0.00
STATED DOCS WITH
  LTV 75.01 TO 80         2,516,786    8.20    25,063,482   81.64   2,271,125   7.40       850,382    2.77      0           0.00
STATED DOCS WITH
  LTV 80.01 TO 85          906,009     9.12    8,437,183    84.94    327,575    3.30       261,800    2.64      0           0.00
STATED DOCS WITH
  LTV 85.01 TO 90         2,500,342   14.70    14,058,554   82.68    338,555    1.99       106,932    0.63      0           0.00
STATED DOCS WITH
  LTV 90.01 TO 95
STATED DOCS WITH
  LTV 95.01 TO 100
STATED DOCS WITH
  LTV ABOVE 100.01

LIEN STATUS               FIXED $    FIXED %     2/28 $     2/28 %    3/27 $    3/27 %    5/25 $    5/25 %  OTHER ARM $  OTHER ARM %
-----------               -------    -------     ------     ------    ------    ------    ------    ------  -----------  -----------
1ST LIEN                 52,921,580    7.62   593,324,132   85.43   18,428,662  2.65     28,891,694   4.16    970,788       0.14
SECOND LIENS WITH
  LTV BELOW  85           271718.23   100.00       0         0.00       0       0.00          0       0.00       0          0.00
SECOND LIENS WITH
  LTV 85.01 TO 90         1,881,408   100.00       0         0.00       0       0.00          0       0.00       0          0.00
SECOND LIENS WITH
  LTV 90.01 TO 95         4,750,503   100.00       0         0.00       0       0.00          0       0.00       0          0.00
SECOND LIENS WITH
  LTV 95.01 TO 100       78,993,293   100.00       0         0.00       0       0.00          0       0.00       0          0.00
SECOND LIENS WITH
  LTV ABOVE 100.01

INTEREST ONLY             FIXED $    FIXED %
-------------             -------    -------
% OF MORTGAGE TYPE       237,732,697   30.46
AVE. FICO                               663
AVE. LTV                               81.51
% STATED DOCS                          54.18
% FULL DOCS                             5.39